EXHIBIT 99.3
                                                                    ------------

                              TREY RESOURCES, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the execution of the Asset Purchase Agreement between SWK Technologies, Inc. ("SWK") (a Delaware corporation), a wholly owned subsidiary of Trey Resources, Inc ("Trey") (a Delaware corporation), and AMP-Best Consulting, Inc. ("AMP-Best") (a New York corporation) in exchange for 6,000,000 shares of Class A Common Stock, par value of $.00001 per share of Trey, valued at $75,000, assumption of certain debts of AMP-Best and the issuance of a $380,000 promissory note to Crandall Melvin III, excluding estimated transaction costs. The acquisition has been structured as an asset purchase by SWK. The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of TREY included in its Form 10-KSB filings, as well as in conjunction with AMP-Best's audited financial statements filed herein.

The following pro forma condensed consolidated financial statements are presented to illustrate the effects of the asset purchase and merger on the historical financial position and operating results of TREY and AMP-Best. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2006 gives effect to the asset purchase and merger as if it had occurred on that date, and combines the respective balance sheets, as adjusted, at that date. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006 give effect to the asset purchase and merger as if it occurred at the beginning of the periods presented and combines the respective statements of operations of TREY and AMP-Best for the respective periods.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the asset purchase and merger had been consummated on the indicated dates, nor is it necessarily indicative of future operating results. The pro forma adjustments are based on information available at the time of this filing. Changes in the ultimate purchase price based on future operating performance are not reflected in these pro forma financial statements.

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

                              TREY RESOURCES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                                 As of March 31, 2006
                                                        ---------------------------------------------------------------------
                                                            Trey            AMP-Best          Pro Forma            Pro Forma
                                                          Resources        Consulting        Adjustments           Combined
                                                        ---------------------------------------------------------------------
                                      ASSETS
                                      ------
Cash                                                    $    341,938      $     67,850      $   (152,850)  ab    $    256,938
Securities available for sale                                 17,568              --                --                 17,568
Convertible debentures receivable                            342,428              --                --                342,428
Accounts Receivable                                          502,647           433,366          (433,366)   a         502,647
Inventory                                                     39,031             5,538            44,569    c
Prepaid expenses                                             150,068            11,106            (7,500)  ac         153,674
                                                        ------------------------------------------------         ------------
  Total Current Assets                                     1,393,680           517,860          (593,716)           1,317,824
                                                        ------------------------------------------------         ------------

Fixed assets, net                                            173,153            82,791             5,362   ad         261,306

Goodwill                                                     740,940           175,000           354,556   ae       1,270,496
Deposits & Other assets                                       35,373            59,670           (58,370)  ac          36,673
                                                        ------------------------------------------------         ------------
  Total Other Assets                                         776,313           234,670           296,186            1,307,169
                                                        ------------------------------------------------         ------------

Total Assets                                            $  2,343,146      $    835,321      $   (292,168)        $  2,886,299
                                                        ================================================         ============

                                   LIABILITIES
                                   -----------
Accounts payable & accrued liabilities                  $    970,564      $    242,113      $   (242,113)   a    $    970,564
Due to related parties                                     1,334,072           351,000            29,000   af       1,714,072
Current portion of debt and leases                           210,648           191,065          (173,434)  ad         228,279
Convertible debentures                                        15,000              --                --                 15,000
Deferred Revenue                                              41,804            50,320           (50,320)   a          41,804
                                                        ------------------------------------------------         ------------
  Total Current Liabilities                                2,572,088           834,498          (436,867)           2,969,719
                                                        ------------------------------------------------         ------------

Convertible debentures & derivative liabilities            1,673,859              --                --              1,673,859
Long term portion of debt and leases                          27,575            66,533             3,989   ad          98,097
                                                        ------------------------------------------------         ------------
  Total Long Term Liabilities                              1,701,434            66,533             3,989            1,771,956
                                                        ------------------------------------------------         ------------

Total Liabilities                                          4,273,522           901,031          (432,878)           4,741,675

                              STOCKHOLDERS' DEFICIT
                              ---------------------
Capital stock - Class A Common                                 1,289            10,000            (9,940)  ag           1,349
Additional Paid in Capital                                 3,841,917            74,940         3,916,857    g
Retained Deficit                                          (5,773,582)          (60,210)           60,210    a      (5,773,582)
Treasury Stock                                                  --             (15,500)           15,500    a            --
                                                        ------------------------------------------------         ------------
  Total Shareholders Deficit                              (1,930,376)          (65,710)          140,710           (1,855,376)
                                                        ------------------------------------------------         ------------

Total Liabilties & Shareholders Deficit                 $  2,343,146      $    835,321      $   (292,168)        $  2,886,299
                                                        ================================================         ============

        The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                              TREY RESOURCES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                      For the three months ended March 31, 2006
                                                        ---------------------------------------------------------------------
                                                            Trey            AMP-Best          Pro Forma            Pro Forma
                                                          Resources        Consulting        Adjustments           Combined
                                                        ---------------------------------------------------------------------
Sales, net                                              $  1,338,934      $    394,351              --           $  1,733,285

Cost of Sales                                                822,543           148,481              --                971,024
                                                        ------------------------------------------------         ------------

Gross Profit                                                 516,391           245,870              --                762,261
                                                        ------------------------------------------------         ------------

Selling General and Adminstrative Expenses
  Selling and marketing expenses                             301,917           158,904              --                460,821
  General and administrative expenses                        452,157            54,648            15,313 h            522,118
  Depreciation & amortization                                 14,864             5,250               268 i             20,382
                                                        ------------------------------------------------         ------------
  Total Selling, General and Adminstrative Expenses          768,938           218,802            15,581            1,003,321
                                                        ------------------------------------------------         ------------

Income (Loss) from Operations                               (252,547)           27,068           (15,581)            (241,060)

Other Income (Expense)
  Interest expense                                           (40,718)          (12,439)           (7,363)j            (60,520)
  Other income                                                 1,715            10,318            12,033
                                                        ------------------------------------------------         ------------
Total Other Income (Expense)                                 (39,003)           (2,121)           (7,363)             (48,487)
                                                        ------------------------------------------------         ------------

Income (Loss) before Income Taxes                           (291,550)           24,947           (22,944)            (289,547)

Provision (benefit) for Income Taxes                            --                --                --   k               --
                                                        ------------------------------------------------         ------------

Net Income (Loss)                                       $   (291,550)     $     24,947      $    (22,944)        $   (289,547)
                                                        ================================================         ============

Net loss per share - basic & diluted                                                                             $      (0.00)
                                                                                                                 ============
Shares used in computing loss per share - basic                                                          l        125,358,391
                                                                                                                 ============

        The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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


                              TREY RESOURCES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                         For the year ended December 31, 2005
                                                        ---------------------------------------------------------------------
                                                            Trey            AMP-Best          Pro Forma            Pro Forma
                                                          Resources        Consulting        Adjustments           Combined
                                                        ---------------------------------------------------------------------
Sales, net                                              $  4,180,075      $  1,555,113              --           $  5,735,188

Cost of Sales                                              2,724,406           598,658              --              3,323,064
                                                        ------------------------------------------------         ------------

Gross Profit                                               1,455,669           956,455              --              2,412,124
                                                        ------------------------------------------------         ------------

Selling General and Adminstrative Expenses
  Selling and marketing expenses                             736,038           744,089              --              1,480,127
  General and administrative expenses                      2,172,942           172,950            61,250  h         2,407,142
  Research and development expenses                             --             125,000              --                125,000
  Depreciation & amortization                                 48,277              --               1,322  I            49,599
  Impairment of goodwill                                     361,000            21,000              --                382,000
                                                        ------------------------------------------------         ------------
  Total Selling, General and Adminstrative Expenses        3,318,257         1,063,039            62,572            4,443,868
                                                        ------------------------------------------------         ------------

Income (Loss) from Operations                             (1,862,588)         (106,584)          (62,572)          (2,031,744)

Other Income (Expense)
  Interest Expense                                          (130,207)          (33,015)          (29,450) j          (192,672)
  Other expense                                             (130,994)             --                --               (130,994)
  Write off of financing costs                              (284,255)             --                --               (284,255)
                                                        ------------------------------------------------         ------------
Total Other Income (Expense)                                (545,456)          (33,015)          (29,450)            (607,921)
                                                        ------------------------------------------------         ------------

Income (Loss) before Income Taxes                         (2,408,044)         (139,599)          (92,022)          (2,639,665)

Provision (benefit) for Income Taxes                            --             (12,794)           12,794  k              --
                                                        ------------------------------------------------         ------------

Net Income (Loss)                                       $ (2,408,044)     $   (126,805)     $   (104,816)        $ (2,639,665)
                                                        ================================================         ============

Net loss per share - basic & diluted                                                                             $      (0.04)
                                                                                                                 ============
Shares used in computing loss per share - basic                                                           l        73,696,946
                                                                                                                 ============

        The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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

                              TREY RESOURCES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - GENERAL

The Company has recorded total consideration of $540,000 for the AMP-Best acquisition. This consideration has been allocated to the tangible and identifiable intangible assets acquired and liabilities assumed according to their respective fair values, with the excess purchase consideration being allocated to goodwill at the closing of the transaction. The acquisition was completed on June 2, 2006. The following table shows the components of total consideration:

            Common stock                          $   75,000
            Cash payments at closing                  85,000
            Promissory note                          380,000
                                                  ----------
            Total consideration                   $  540,000
                                                  ==========

In accordance with SFAS 141, Business Combinations, the total purchase consideration of $540,000 has been allocated to the assets acquired and liabilities assumed, including identifiable intangible assets, based on their respective fair values at the date of acquisition. Such allocation resulted in goodwill of approximately $529,556. Goodwill is not expected to be deductible for income tax purposes.

A preliminary purchase price allocation, which is subject to change based upon Trey's final analysis, is as follows:

            Inventory                             $    5,538
            Prepaid expenses                           3,606
            Fixed assets                              88,153
            Other assets                               1,300
                                                  ----------
            Total assets acquired                     98,597
            Less: liabilities assumed                (88,153)
                                                  ----------
            Fair value of assets acquired             10,444
            Goodwill                                 529,556
                                                  ----------
            Total consideration                   $  540,000
                                                  ==========

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

NOTE 2 - SUMMARY OF PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the pro forma condensed consolidated financial statements for the three months ended March 31, 2006 and December 31, 2005 are as follow:

a)    Eliminate the accounts not acquired in the Asset Purchase Agreement.

b)    Cash payment to AMP-Best principals at the closing.

c)    Assets acquired pursuant to the Asset Purchase Agreement.

d)    Fixed assets and operating lease assumed in the acquisition.

e)    Goodwill on the net purchase price.

f)    Promissory note due to Crandall Melvin III.

g) Issuance of 6,000,000 shares of Trey Class A Common Stock to AMP-Best principals

h) Difference between current salaries and proposed salaries for AMP-Best principals, plus payroll taxes and benefits

i) Additional depreciation on assets being acquired in excess of current book value.

j)    Interest on the promissory note recorded in the acquisition.

k)    Reverse tax benefit lost in acquisition.

l) Adjusted average shares outstanding giving effect to issuance of shares to AMP-Best principals.

NOTE 3 - PRO FORMA DILUTIVE EARNINGS PER SHARE

As a result of the net loss reported for the periods presented on a pro forma consolidated basis, common share equivalents were not considered in the diluted earnings per share calculation because their effect would have been anti-dilutive.


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